UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2020

Commission File Number: 000-21990

Mateon Therapeutics Inc

(Exact name of registrant as specified in its charter.)

Delaware	13-3679168
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

29397 Agoura Rd., Suite 107, Agoura Hills, California 91301

(Address of principal executive offices)

(Registrant’s Telephone number): (605) 635-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	MATN	N/A

Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2020, Mateon Therapeutics, Inc. (the "Company"), entered into a Paycheck Protection Program Promissory Note (the "PPP Note") with respect to a loan in the amount of $250,000 (the "PPP Loan") from Silicon Valley Bank (the "Lender"). The PPP Loan was obtained pursuant to the Paycheck Protection Program (the "PPP") of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") administered by the U.S. Small Business Administration ("SBA"). The PPP Loan matures on April 21, 2022 and bears interest at a rate of 1.00% per annum. The PPP Loan is payable in 17 equal monthly payments commencing November 21, 2020. The PPP Loan may be prepaid at any time prior to maturity with no prepayment penalties.

All or a portion of the PPP Loan may be forgiven by the SBA and the Lender upon application by the Company within 60 days but not later than 120 days after loan approval and upon documentation of expenditures in accordance with the SBA requirements. Under the CARES Act, loan forgiveness is available for the sum of documented payroll costs, covered rent payments, and covered utilities during the eight week period commencing on the date of loan approval. For purposes of the CARES Act, payroll costs exclude compensation of an individual employee in excess of $100,000, prorated annually. Not more than 25% of the forgiveness amount may be for non-payroll costs. Forgiveness is reduced if full- time headcount declines, or if salaries and wages of employees with salaries of $100,000 or less annually are reduced by more than 25%. After approval of the forgiveness amount and 6 month deferral period, the Lender will provide the Company with written notification of re-amortization of the PPP Loan and the remaining balance.

The foregoing description of the PPP Loan is qualified in its entirety by reference to the PPP Note filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

Exhibit Index

Exhibit No.	Description

EX-10.1	Paycheck Protection Program Promissory Note dated April 21, 2020 between Mateon Therapeutics, Inc. and Silicon Valley Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mateon Therapeutics Inc

Date: April 27, 2020	By:	/s/ Vuong Trieu
	Name:	Vuong Trieu
	Title:	Chief Executive Officer